UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08448

                          Pioneer Emerging Markets Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2016 through May 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Emerging
                        Markets Fund

--------------------------------------------------------------------------------
                        Semiannual Report | May 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     PEMFX
                        Class C     PCEFX
                        Class R     PEMRX
                        Class Y     PYEFX

                       [LOGO]   Amundi Pioneer
                                ==============
                              ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          23

Notes to Financial Statements                                                 31

Approval of New and Interim Management Agreements                             47

Trustees, Officers and Service Providers                                      60

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 1

President's Letter

U.S. markets have continued to generate positive returns during the first several months of 2017, with so-called "risk" assets, such as equities and credit-sensitive bonds, posting solid gains. U.S. equities, as measured by the Standard & Poor's 500 Index, returned slightly more than 6% in the first calendar quarter of the year and more than 3% for the second quarter. Meanwhile, high-yield securities have dominated bond market performance thus far in 2017.

The post-election market momentum we witnessed in the U.S. during the final weeks of the fourth quarter of 2016 slowed only when oil prices slumped in March, due to both higher-than-expected inventories and concerns over whether OPEC (Organization of Petroleum Exporting Countries) would continue its supply cuts. Not even the Federal Reserve System's (the Fed's) two rate hikes since March, nor Britain's trigger of Article 50 to begin the "Brexit" process caused any dramatic sell-off of risk assets. In fact, we are encouraged by the more hawkish stance of the Fed with regard to interest rates, in light of our view that current U.S. bond yields do not fairly reflect the prospective levels of economic activity and inflation. We expect the Fed to continue to tighten monetary policy, with at least one more rate hike likely to occur before the end of 2017.

While U.S. gross domestic product (GDP) did slow in the first quarter, ending up at 1.4% after revisions, the expectation is for GDP growth to pick-up in the second quarter, with a solid consumer leading the way. It is our view that the U.S. economy may lead all developed nations in 2017, with GDP growth in excess of 2% for the full year, even if proposed tax and regulatory reforms are not passed into law in the near future. We also believe solid domestic employment figures should continue to support consumption and the housing market, and that stronger corporate profits and increased government spending may contribute to economic growth in 2018 and beyond. In addition, as we monitor global Purchasing Manager Indices (PMIs), we note that their numbers are increasing, which suggests that growth in global economies is also improving. (PMIs are used to measure the economic health of the manufacturing sector.)

There are, as always, some risks to our outlook. First, the market already has priced in a good deal of the Trump economic reform platform, and that could lead to near-term disappointment if Congressional follow-through does not happen this year. The future of the Affordable Care Act (ACA) is another potential concern, as Congressional leaders have, thus far, failed to generate

2 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 enough support to get new health care legislation approved by both houses. However, if a bill is eventually passed that either eliminates or significantly alters the ACA, the new law will undoubtedly have an effect on the health care sector, one of the largest segments of the U.S. economy. Geopolitical risks, of course, remain a potential headwind, given ongoing strife in the Middle East and renewed tensions on the Korean Peninsula.

While our current outlook is generally optimistic, conditions can and often do change, and while passive investment strategies may have a place in one's overall portfolio, it is our view that all investment decisions are active choices.

Throughout our history, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Pioneer Asset Management USA, Inc.
May 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 3

Portfolio Management Discussion | 5/31/17

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments, your advisor, or the methods you use to communicate with us, as the investor contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets Fund*, discuss the investment environment and the Fund's performance during the six-month period ended May 31, 2017. Mr. Ratto, Head of Emerging Markets Investment Management at Amundi Pioneer Asset Management, Inc., (Amundi Pioneer), Mr. Mencini, Head of Equities, Emerging Markets, and a senior vice president at Amundi Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities, a senior vice president and a senior portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended May 31, 2017?

A Pioneer Emerging Markets Fund's Class A shares returned 23.43% at net asset value during the six-month period ended May 31, 2017, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index (the MSCI Index)1, returned 17.51%. During

* In July 2017, the Board of Trustees of the Pioneer Funds approved the reorganization of Pioneer Emerging Markets Fund into Pioneer Global Equity Fund. The combined fund will be renamed Pioneer Global Equity Fund. The reorganization is expected to be completed during the fourth calendar quarter of 2017. Shareholders will receive further information regarding the reorganization in the coming weeks.

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 the same period, the average return of the 856 mutual funds in Lipper's Emerging Markets Funds category was 16.81%, and the average return of the 843 mutual funds in Morningstar's Diversified Emerging Markets Funds category was 17.05%.

Q Could you please review the performance of emerging markets stocks during the six-month period ended May 31, 2017?

A The robust performance for emerging markets equities during the period reflected the highly favorable investment backdrop that characterized the six months. A steady expansion of global economic growth, increased investor optimism following the U.S. elections in November 2016, stable commodity prices, and U.S. dollar weakness combined to create a very positive environment for the higher-risk segments of world equity markets. With China, India, and other key nations demonstrating signs of stronger economic growth, investors appeared comfortable moving into emerging markets stocks in order to capitalize on their attractive valuations. Notably, rising demand from broad-based global investors - as opposed to those who invest solely in the emerging markets - represented a renewed source of support that has been largely missing in recent years.

Q Which of your investment decisions had the greatest effect on the Fund's performance during the six-month period ended May 31, 2017?

A In managing the Fund, we use a bottom-up approach that seeks to identify the most compelling stock ideas anywhere within the emerging markets investment universe. Rather than constructing the portfolio in a manner that strives to mimic the composition of the MSCI Index benchmark, we focus on finding what we believe to be undervalued companies with unappreciated catalysts for improved performance. As part of the process, we try to find companies with effective corporate governance as well as a strong shareholder focus, traits that are often demonstrated through above-average dividend* payments and stock buybacks. We believe this approach is more prudent than buying stocks of poorly managed or overvalued companies simply because they might be components of the Fund's benchmark.

     Our investment strategy served the Fund well over the past six months, as many of the portfolio's positions in companies with either a small representation or a zero weighting in the MSCI Index produced market-beating gains. Although our investment approach for the Fund is designed for longer-term outperformance rather than benchmark-relative strength in specific six-month intervals, we think the Fund's strong showing during the semiannual period helps illustrate the potential value of our investment style.

*    Dividends are not guaranteed.

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 5

Q Which aspects of the Fund's positioning had the largest impact on benchmark-relative returns during the six-month period ended May 31, 2017?

A Consistent with our bottom-up methodology, stock selection was the primary driver of the Fund's benchmark-relative outperformance during the six-month period. At the country level, the Fund benefited from positive stock selection in South Africa, India, and Brazil. With regard to sectors, the Fund posted its best benchmark-relative results in financials, materials, and telecommunication services. Conversely, the Fund lost some ground against the benchmark from stock selection in the energy and information technology sectors, as well as in Mexico.

     Among individual portfolio positions, shares of MMG, an Australia-listed company that primarily operates in China, was the top contributor to the Fund's benchmark-relative performance thanks to improving sales volumes and a recovery in the price of copper. The Nigerian stock United Bank for Africa also made a significant contribution to the Fund's benchmark-relative returns during the period. We originally purchased the stock as a play on the changing dynamics of the Nigerian economy, and the shares have rallied over the past six months due to the government's successful monetary policy reforms, including a currency devaluation, which have energized Nigerian economic growth. The Fund's positions in Brazilian companies Tim Participacoes and Tupy, which operate in the telecommunications and automotive sectors, respectively, also were positive contributors to benchmark-relative returns, as were portfolio positions in Asian technology stocks Alibaba Group (China), Samsung Electronics (Korea), and Hon Hai Precision Industry (Taiwan).

     Finally, the Fund's position in Naspers, a South African media company, helps illustrate our bottom-up security selection process. A key reason for our purchase of the stock was that one of Naspers' primary holdings is its stake in the Chinese internet company Tencent Holding. Naspers' holding in Tencent provided a way for the Fund to gain access to one of China's leading media companies at a lower cost than it would have incurred through a direct purchase of Tencent's stock. Further, we believed Naspers' stock price did not reflect the appropriate value of the company's core South African business. The market eventually came to appreciate these factors during the past six months, leading to a narrowing of the stock's valuation discount and a strong benefit for the Fund's benchmark-relative performance.

     On the negative side, the portfolio holding that detracted the most from the Fund's benchmark-relative returns during the period was ChinaCache, a provider of Internet content and application delivery services (in China) that posted weaker-than-expected results. Also in China, the Fund's position in Goodbaby International, which manufactures strollers, car seats, and other child safety products, and which made a large, positive contribution to performance in 2016, has given back some ground in recent months due to concerns about the company's ability to maintain its current market share. We continue to hold a positive view on Goodbaby, however,

6 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 and so the shares remain in the Fund's portfolio. Finally, KenolKobil Limited, a downstream oil company located in Kenya, also detracted from the Fund's benchmark-relative returns during the period, even though it demonstrated an improvement in both revenues and profit margins. In our view, the company's share price has been affected by investors' concerns about its businesses outside of Kenya.

Q Did you invest in any derivatives while managing the Fund during the six-month period ended May 31, 2017? If so, did the derivative positions have any effect on the Fund's performance?

A We used derivatives in the form of forward foreign currency contracts in an attempt to help manage the Fund's risk and volatility profiles during the period. In addition, we used index futures as a way to gain portfolio exposure to specific countries quickly and efficiently, when value opportunities presented themselves. The Fund's use of derivatives was a net detractor from benchmark-relative performance during the period, but it is important to keep in mind that the use of derivatives represents only a part of our overall investment approach, rather than a stand-alone strategy.

Q How would you characterize the Fund's overall positioning as of May 31, 2017?

A During the period, we continued to seek out what we felt were the best investment ideas in the financials, industrials, and consumer discretionary sectors. At the same time, the Fund held below-market weightings in more capital-intensive - and therefore more interest-rate sensitive - sectors such as real estate, materials, and utilities. The portfolio's allocations reflect a granular investment process that places an emphasis on individual stock picks over broader sector positioning.

     At the country level, we currently favor Brazil, China, and Nigeria. Although Brazilian equities weakened late in the period due to revived concerns about the impact of corruption on the governmental reform process, we retain a constructive view on the country based on the potential for a continued economic recovery. We were also pleased to see Chinese economic figures surprising to the upside, which supports the Fund's sizable position in that country. In addition, it is our view that the Fund's out-of-benchmark positioning in the Nigerian banking sector could potentially benefit from both compelling valuations and supportive local dynamics in the wake of last year's currency devaluation.

     Conversely, we have maintained the Fund's underweights in Taiwan and Korea, and we have taken a cautious stance toward Russia, given that many of that nation's companies appear less appealing than their regional peers.

Q What are your broader thoughts on emerging markets equities heading into the second half of 2017?

A Emerging markets stocks continue to trade at attractive valuations relative to their developed-market peers. Whereas valuations in the latter category were at the top end of their historical ranges at the close of the six-month period,

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 7 valuations in the emerging markets were near their long-term averages. While we believe this helps provide a firm foundation for performance, we also think that stock selection remains a crucial factor. There is a significant dispersion in the quality of corporate governance between the most well-managed firms and those that still need to adopt more stringent business practices. Additionally, the breadth of the emerging markets equities asset class means that individual companies will be affected in much different ways by shifts in commodity prices, currency movements, and changes in the relative economic growth trends among regions.

     With this as background, we continue to believe a bottom-up approach remains essential to addressing the full range of both the opportunities and risks that come with investing in the emerging markets.

Please refer to the Schedule of Investments on pages 17-22 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

Portfolio Summary | 5/31/17

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                    33.4%
Financials                                                                25.2%
Consumer Discretionary                                                     9.4%
Industrials                                                                8.9%
Consumer Staples                                                           8.7%
Energy                                                                     7.8%
Telecommunication Services                                                 4.4%
Materials                                                                  2.2%
Real Estate                                                                0.0%*
Health Care                                                                0.0%*

* Amount rounds to less than 0.1%.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

China                                                                      23.1%
Brazil                                                                     12.0%
South Korea                                                                11.6%
Taiwan                                                                      8.6%
Russia                                                                      6.3%
Nigeria                                                                     6.3%
France                                                                      5.2%
South Africa                                                                5.2%
Philippines                                                                 4.8%
Greece                                                                      4.6%
India                                                                       4.5%
Belgium                                                                     4.1%
Egypt                                                                       2.2%
Kenya                                                                       1.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.   United Bank for Africa Plc                                           6.31%
--------------------------------------------------------------------------------
 2.   TMK PJSC                                                             5.68
--------------------------------------------------------------------------------
 3.   Wonik IPS Co., Ltd.                                                  5.26
--------------------------------------------------------------------------------
 4.   Naspers, Ltd.                                                        5.19
--------------------------------------------------------------------------------
 5.   S.O.I.T.E.C. SA                                                      5.14
--------------------------------------------------------------------------------
 6.   Tupy SA                                                              5.11
--------------------------------------------------------------------------------
 7.   Philippine National Bank                                             4.83
--------------------------------------------------------------------------------
 8.   Marfrig Global Foods SA                                              4.61
--------------------------------------------------------------------------------
 9.   Alibaba Group Holding, Ltd.                                          4.58
--------------------------------------------------------------------------------
10.   HDFC Bank, Ltd.                                                      4.54
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 9

Prices and Distributions | 5/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                     5/31/17                         11/30/16
--------------------------------------------------------------------------------
        A                         $20.07                          $16.25
--------------------------------------------------------------------------------
        C                         $16.34                          $13.30
--------------------------------------------------------------------------------
        R                         $19.12                          $15.51
--------------------------------------------------------------------------------
        Y                         $22.20                          $17.97
--------------------------------------------------------------------------------

Distributions per Share: 12/1/16-5/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                      Investment         Short-Term          Long-Term
       Class            Income          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
        A                $ --               $ --                $ --
--------------------------------------------------------------------------------
        C                $ --               $ --                $ --
--------------------------------------------------------------------------------
        R                $ --               $ --                $ --
--------------------------------------------------------------------------------
        Y                $ --               $ --                $ --
--------------------------------------------------------------------------------

The MSCI Emerging Markets ND Index is an unmanaged index that measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

Performance Update | 5/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of May 31, 2017)
--------------------------------------------------------------------------------
                       Net               Public             MSCI
                       Asset             Offering           Emerging
                       Value             Price              Markets
Period                 (NAV)             (POP)              ND Index
--------------------------------------------------------------------------------
10 Years               -2.16%            -2.74%              2.28%
5 Years                 1.69              0.49               4.54
1 Year                 23.58             16.48              27.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                       Gross             Net
--------------------------------------------------------------------------------
                       2.28%             1.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Emerging Markets Fund       MSCI Emerging Markets ND Index
5/07        $ 9,425                             $10,000
5/08        $11,216                             $12,167
5/09        $ 6,467                             $ 7,987
5/10        $ 7,463                             $ 9,675
5/11        $ 9,519                             $12,595
5/12        $ 6,966                             $10,035
5/13        $ 7,483                             $11,450
5/14        $ 8,067                             $11,939
5/15        $ 7,201                             $11,938
5/16        $ 6,128                             $ 9,833
5/17        $ 7,574                             $12,528

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2018, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 11

Performance Update | 5/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of May 31, 2017)
--------------------------------------------------------------------------------
                                                            MSCI
                                                            Emerging
                       If                If                 Markets
Period                 Held              Redeemed           ND Index
--------------------------------------------------------------------------------
10 Years               -2.98%            -2.98%              2.28%
5 Years                 0.81              0.81               4.54
1 Year                 22.49             22.49              27.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                       Gross             Net
--------------------------------------------------------------------------------
                       3.06%             2.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Emerging Markets Fund        MSCI Emerging Markets ND Index
5/07         $10,000                              $10,000
5/08         $11,809                              $12,167
5/09         $ 6,751                              $ 7,987
5/10         $ 7,727                              $ 9,675
5/11         $ 9,775                              $12,595
5/12         $ 7,095                              $10,035
5/13         $ 7,562                              $11,450
5/14         $ 8,084                              $11,939
5/15         $ 7,154                              $11,938
5/16         $ 6,032                              $ 9,833
5/17         $ 7,388                              $12,528

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2018, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

Performance Update | 5/31/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of May 31, 2017)
--------------------------------------------------------------------------------

                       Net               MSCI
                       Asset             Emerging
                       Value             Markets
Period                 (NAV)             ND Index
--------------------------------------------------------------------------------
10 Years               -2.38%             2.28%
5 Years                 1.47              4.54
1 Year                 23.28             27.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                       Gross             Net
--------------------------------------------------------------------------------
                       2.41%             2.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Emerging Markets Fund        MSCI Emerging Markets ND Index
5/07        $10,000                               $10,000
5/08        $11,865                               $12,167
5/09        $ 6,830                               $ 7,987
5/10        $ 7,869                               $ 9,675
5/11        $10,020                               $12,595
5/12        $ 7,307                               $10,035
5/13        $ 7,838                               $11,450
5/14        $ 8,432                               $11,939
5/15        $ 7,511                               $11,938
5/16        $ 6,376                               $ 9,833
5/17        $ 7,861                               $12,528

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2018, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 13

Performance Update | 5/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of May 31, 2017)
--------------------------------------------------------------------------------
                       Net               MSCI
                       Asset             Emerging
                       Value             Markets
Period                 (NAV)             ND Index
--------------------------------------------------------------------------------
10 Years               -1.71%             2.28%
5 Years                 2.08              4.54
1 Year                 23.81             27.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                       Gross
--------------------------------------------------------------------------------
                       1.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment


           Pioneer Emerging Markets Fund          MSCI Emerging Markets ND Index
5/07       $5,000,000                             $5,000,000
5/08       $5,976,681                             $6,083,625
5/09       $3,464,971                             $3,993,494
5/10       $4,017,507                             $4,837,339
5/11       $5,153,460                             $6,297,343
5/12       $3,793,679                             $5,017,680
5/13       $4,099,021                             $5,725,164
5/14       $4,443,753                             $5,969,375
5/15       $3,984,354                             $5,968,953
5/16       $3,396,855                             $4,916,566
5/17       $4,205,810                             $6,264,122

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on actual returns from December 1, 2016 through May 31, 2017.

--------------------------------------------------------------------------------
Share Class                    A             C               R             Y
--------------------------------------------------------------------------------
Beginning Account Value    $1,000.00     $1,000.00       $1,000.00     $1,000.00
on 12/1/16
--------------------------------------------------------------------------------
Ending Account Value       $1,234.30     $1,228.60       $1,232.80     $1,235.40
(after expenses)
on 5/31/17
--------------------------------------------------------------------------------
Expenses Paid              $   10.86     $   15.84       $   12.25     $    9.47
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.95%, 2.85%, 2.20% and 1.70% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2016 through May 31, 2017.

--------------------------------------------------------------------------------
Share Class                   A               C            R               Y
--------------------------------------------------------------------------------
Beginning Account Value    $1,000.00       $1,000.00    $1,000.00      $1,000.00
on 12/1/16
--------------------------------------------------------------------------------
Ending Account Value       $1,015.21       $1,010.72    $1,013.96      $1,016.45
(after expenses)
on 5/31/17
--------------------------------------------------------------------------------
Expenses Paid              $    9.80       $   14.29    $   11.05      $    8.55
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.95%, 2.85%, 2.20% and 1.70% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

Schedule of Investments | 5/31/17 (unaudited)

--------------------------------------------------------------------------------------------
 Shares                                                                         Value
--------------------------------------------------------------------------------------------
                  PREFERRED STOCKS -- 4.1%
                  TECHNOLOGY HARDWARE & EQUIPMENT -- 4.1%
                  Technology Hardware, Storage & Peripherals -- 4.1%
       3,108      Samsung Electronics Co, Ltd.                                  $  4,831,673
                                                                                ------------
                  Total Technology Hardware & Equipment                         $  4,831,673
--------------------------------------------------------------------------------------------
                  TOTAL PREFERRED STOCKS
                  (Cost $3,241,355)                                             $  4,831,673
--------------------------------------------------------------------------------------------
                  COMMON STOCKS -- 92.1%
                  ENERGY -- 7.5%
                  Oil & Gas Equipment & Services -- 5.5%
   1,064,031      TMK PJSC (G.D.R.)                                             $  6,444,276
--------------------------------------------------------------------------------------------
                  Integrated Oil & Gas -- 0.6%
     165,060      Gazprom PJSC (A.D.R.)                                         $    688,867
--------------------------------------------------------------------------------------------
                  Oil & Gas Refining & Marketing -- 1.4%
  14,290,872      KenolKobil, Ltd. Group                                        $  1,726,363
                                                                                ------------
                  Total Energy                                                  $  8,859,506
--------------------------------------------------------------------------------------------
                  MATERIALS -- 2.1%
                  Construction Materials -- 0.8%
   6,212,000      West China Cement, Ltd.                                       $    908,608
--------------------------------------------------------------------------------------------
                  Aluminum -- 1.0%
   2,502,000      Aluminum Corp of China, Ltd.*                                 $  1,165,468
--------------------------------------------------------------------------------------------
                  Steel -- 0.3%
   1,054,000      Maanshan Iron & Steel                                         $    371,668
                                                                                ------------
                  Total Materials                                               $  2,445,744
--------------------------------------------------------------------------------------------
                  CAPITAL GOODS -- 3.7%
                  Construction & Engineering -- 1.8%
   3,595,000      Beijing Urban Construction Design & Development
                  Group Co, Ltd.                                                $  2,084,777
--------------------------------------------------------------------------------------------
                  Industrial Machinery -- 1.9%
   1,158,000      China Conch Venture Holdings, Ltd.*                           $  2,238,559
                                                                                ------------
                  Total Capital Goods                                           $  4,323,336
--------------------------------------------------------------------------------------------
                  AUTOMOBILES & COMPONENTS -- 4.9%
                  Auto Parts & Equipment -- 4.9%
   1,292,671      Tupy SA                                                       $  5,799,704
                                                                                ------------
                  Total Automobiles & Components                                $  5,799,704
--------------------------------------------------------------------------------------------
                  CONSUMER DURABLES & APPAREL -- 4.1%
                  Leisure Products -- 4.1%
   9,775,000      Goodbaby International Holdings, Ltd.                         $  4,778,626
                                                                                ------------
                  Total Consumer Durables & Apparel                             $  4,778,626
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 17

--------------------------------------------------------------------------------------------
 Shares                                                                         Value
--------------------------------------------------------------------------------------------
                  CONSUMER SERVICES -- 0.0%+
                  Casinos & Gaming -- 0.0%+
         393      NagaCorp, Ltd.                                                $        202
                                                                                ------------
                  Total Consumer Services                                       $        202
--------------------------------------------------------------------------------------------
                  MEDIA -- 5.0%
                  Cable & Satellite -- 5.0%
      28,464      Naspers, Ltd.                                                 $  5,890,086
                                                                                ------------
                  Total Media                                                   $  5,890,086
--------------------------------------------------------------------------------------------
                  FOOD, BEVERAGE & TOBACCO -- 8.3%
                  Brewers -- 3.9%
      38,749      Anheuser-Busch InBev SA/NV                                    $  4,579,477
--------------------------------------------------------------------------------------------
                  Packaged Foods & Meats -- 4.4%
   2,685,226      Marfrig Global Foods SA*                                      $  5,227,242
                                                                                ------------
                  Total Food, Beverage & Tobacco                                $  9,806,719
--------------------------------------------------------------------------------------------
                  BANKS -- 24.2%
                  Diversified Banks -- 24.2%
   3,891,000      China Construction Bank Corp.                                 $  3,214,303
   3,901,754      Eurobank Ergasias SA                                             3,955,084
         196      HDFC Bank, Ltd.                                                      4,983
      58,693      HDFC Bank, Ltd. (A.D.R.)                                         5,153,245
         415      Mega Financial Holding Co., Ltd.                                       333
   3,646,464      National Bank of Greece SA                                       1,277,658
   4,010,379      Philippine National Bank*                                        5,476,939
      53,238      Shinhan Financial Group Co., Ltd.                                2,352,775
 290,669,939      United Bank for Africa Plc                                       7,149,266
                                                                                ------------
                                                                                $ 28,584,586
                                                                                ------------
                  Total Banks                                                   $ 28,584,586
--------------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS -- 0.0%+
                  Consumer Finance -- 0.0%+
       2,753      Credito Real SAB de CV SOFOM ER                               $      4,080
                                                                                ------------
                  Total Diversified Financials                                  $      4,080
--------------------------------------------------------------------------------------------
                  SOFTWARE & SERVICES -- 9.7%
                  Internet Software & Services -- 7.0%
      42,431      Alibaba Group Holding, Ltd. (A.D.R.)                          $  5,196,100
     547,031      ChinaCache International Holdings, Ltd. (A.D.R.)*                  503,269
      72,700      Tencent Holdings, Ltd.                                           2,495,418
                                                                                ------------
                                                                                $  8,194,787
--------------------------------------------------------------------------------------------
                  IT Consulting & Other Services -- 2.7%
  37,093,000      China ITS Holdings Co., Ltd.                                  $  3,239,664
                                                                                ------------
                  Total Software & Services                                     $ 11,434,451
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

--------------------------------------------------------------------------------------------
 Shares                                                                         Value
--------------------------------------------------------------------------------------------
                  TECHNOLOGY HARDWARE & EQUIPMENT -- 4.4%
                  Electronic Manufacturing Services -- 4.4%
   1,508,886      Hon Hai Precision Industry Co., Ltd.                          $  5,137,356
                                                                                ------------
                  Total Technology Hardware & Equipment                         $  5,137,356
--------------------------------------------------------------------------------------------
                  SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 13.9%
                  Semiconductor Equipment -- 5.1%
     228,518      Wonik IPS Co., Ltd.                                           $  5,968,335
--------------------------------------------------------------------------------------------
                  Semiconductors -- 8.8%
     105,578      S.O.I.T.E.C. SA                                               $  5,832,541
     687,000      Taiwan Semiconductor Manufacturing Co., Ltd.                     4,612,957
                                                                                ------------
                                                                                $ 10,445,498
                                                                                ------------
                  Total Semiconductors & Semiconductor Equipment                $ 16,413,833
--------------------------------------------------------------------------------------------
                  TELECOMMUNICATION SERVICES -- 4.3%
                  Wireless Telecommunication Services -- 4.3%
   6,976,578      Global Telecom Holding SAE*                                   $  2,516,964
     819,975      TIM Participacoes SA                                             2,513,411
                                                                                ------------
                                                                                $  5,030,375
                                                                                ------------
                  Total Telecommunication Services                              $  5,030,375
--------------------------------------------------------------------------------------------
                  Real Estate -- 0.0%+
                  Real Estate Services -- 0.0%+
      67,333      China Overseas Property Holdings, Ltd.                        $     11,834
                                                                                ------------
                  Total Real Estate                                             $     11,834
--------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $103,377,007)                                           $108,520,438
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Principal
Amount($)(d)
--------------------------------------------------------------------------------------------
                  CORPORATE BONDS -- 0.0%+
                  PHARMACEUTICALS, BIOTECHNOLOGY &
                  LIFE SCIENCES -- 0.0%+
                  Pharmaceuticals -- 0.0%+
BRL  562,000      Hypermarcas SA,, 11.3%, 10/15/18 (c)                          $     35,014
                                                                                ------------
                  Total Pharmaceuticals, Biotechnology &
                  Life Sciences                                                 $     35,014
--------------------------------------------------------------------------------------------
                  TOTAL CORPORATE BONDS
                  (Cost $164,597)                                               $     35,014
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 19

--------------------------------------------------------------------------------------------
 Shares                                                                         Value
--------------------------------------------------------------------------------------------
                  RIGHTS / WARRANTS -- 0.0%+
                  Food, Beverage & Tobacco -- 0.0%+
                  Packaged Foods & Meats -- 0.0%+
      39,707      Flour Mills of Nigeria Plc, 12/31/49 (c)                      $         --
                                                                                ------------
                  Total Food, Beverage & Tobacco                                $         --
--------------------------------------------------------------------------------------------
                  TOTAL RIGHTS / WARRANTS
                  (Cost $--)                                                    $         --
--------------------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 96.2%
                  (Cost $106,782,959) (a) (b)                                   $113,387,125
--------------------------------------------------------------------------------------------
                  OTHER ASSETS & LIABILITIES -- 3.8%                            $  4,475,796
--------------------------------------------------------------------------------------------
                  NET ASSETS -- 100.0%                                          $117,862,921
============================================================================================

+            Amount rounds to less than 0.1%.

*            Non-income producing security.

(A.D.R.)     American Depositary Receipts.

(G.D.R.)     Global Depositary Receipts.

(a) At May 31, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $112,526,486 was as follows:

             Aggregate gross unrealized appreciation for all investments in
               which there is an excess of value over tax cost                  $ 16,953,193

             Aggregate gross unrealized depreciation for all investments in
               which there is an excess of tax cost over value                   (16,092,554)
                                                                                ------------
             Net unrealized appreciation                                        $    860,639
                                                                                ============

(b) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows: China 23.1%

              Brazil                                                    12.0
              South Korea                                               11.6
              Taiwan                                                     8.6
              Russia                                                     6.3
              Nigeria                                                    6.3
              France                                                     5.2
              South Africa                                               5.2
              Philippines                                                4.8
              Greece                                                     4.6
              India                                                      4.5
              Belgium                                                    4.1
              Egypt                                                      2.2
              Kenya                                                      1.5
                                                                       -----
                                                                       100.0%
                                                                       =====

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

(d) Principal amounts are denominated in U.S. Dollars unless otherwise noted:

              BRL   Brazilian Real

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2017, aggregated $39,193,129 and $48,444,553, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc.
(PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended May 31, 2017, the Portfolio did not engage in cross trade activity.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2017, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------
                                 Level 1         Level 2          Level 3     Total
--------------------------------------------------------------------------------------------
Preferred Stocks                 $        --     $  4,831,673     $      --   $    4,831,673
Common Stocks*
  Automobiles & Components
     Auto Parts & Equipment        5,799,704               --            --        5,799,704
  Food, Beverage & Tobacco
    Packaged Foods & Meats         5,227,242               --            --        5,227,242
  Banks
     Diversified Banks             5,153,245       23,431,341            --       28,584,586
  Diversified Financials
     Consumer Finance                  4,080               --            --            4,080
  Software & Services
     Internet Software &
      Services                     5,699,369        2,495,418            --        8,194,787
  Telecommunication Services
     Wireless Telecommunication
      Services                     2,513,411        2,516,964            --        5,030,375
  All Other Common Stocks                 --       55,679,664            --       55,679,664
Corporate Bond                            --               --        35,014           35,014
Right/Warrant                             --               --**          --               --
--------------------------------------------------------------------------------------------
Total                            $24,397,051     $ 88,955,060     $  35,014   $  113,387,125
============================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 21

-----------------------------------------------------------------------------
                              Level 1      Level 2       Level 3   Total
-----------------------------------------------------------------------------
Other Financial Instruments
Unrealized appreciation on
 forward foreign
 currency contracts           $      --    $ 426,329     $    --   $ 426,329
Unrealized depreciation on
 forward foreign currency
 contracts                           --      (48,680)         --     (48,680)
Net unrealized appreciation
 on Futures Contracts           279,343           --          --     279,343
Net unrealized depreciation
 on futures Contracts          (164,007)          --          --    (164,007)
-----------------------------------------------------------------------------
Total                         $ 115,336    $ 377,649     $    --   $ 492,985
=============================================================================

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

**   Security is value at $0.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------
                                                         Corporate   Rights/
                                                         Bonds       Warrants    Totals
------------------------------------------------------------------------------------------
Balance as of 11/30/16                                   $ 43,347    --***       $ 43,347
Realized gain (loss)(1)                                        --    --                --
Change in unrealized appreciation (depreciation)(2)         6,411    --             6,411
Purchases                                                      --    --                --
Sales                                                     (14,744)   --           (14,744)
Changes between Level 3**                                      --    --                --
------------------------------------------------------------------------------------------
Balance as of 5/31/17                                    $ 35,014    --***       $ 35,014
==========================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the six months ended May 31, 2017, there were no transfers between Levels 1, 2 and 3.

***  Security is valued at $0.

     Net change in unrealized depreciation of Level 3 investments
     still held and considered Level 3 as of 5/31/17                      $6,411
                                                                          ------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

Statement of Assets and Liabilities | 5/31/17 (unaudited)

ASSETS:
  Investment in securities, at value (cost $106,782,959)                              $ 113,387,125
  Cash                                                                                    3,019,518
  Foreign currencies, at value (cost $1,486,208)                                          1,516,414
  Restricted cash*                                                                          783,658
  Receivables --
     Investment securities sold                                                           1,390,112
     Fund shares sold                                                                       144,927
     Interest                                                                                 2,141
     Dividends                                                                               87,699
  Variation margin for futures contracts                                                     49,906
  Unrealized appreciation on forward foreign currency contracts                             426,329
  Other assets                                                                               26,543
 --------------------------------------------------------------------------------------------------
        Total assets                                                                  $ 120,834,372
===================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                  $   2,345,903
     Fund shares repurchased                                                                223,614
     Distributions                                                                              239
     Trustee fees                                                                             1,143
     Custody expense                                                                         38,090
  Unrealized depreciation on forward foreign currency contracts                              48,680
  Due to affiliates                                                                         165,662
  Accrued expenses                                                                          148,120
 --------------------------------------------------------------------------------------------------
        Total liabilities                                                             $   2,971,451
===================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $ 143,910,731
  Distributions in excess of net investment income                                         (479,665)
  Accumulated net realized loss on investments, futures contracts and
     foreign currency transactions                                                      (32,698,490)
  Net unrealized appreciation on investments                                              6,604,166
  Net unrealized appreciation on futures contracts                                          115,336
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                         410,843
 --------------------------------------------------------------------------------------------------
        Net assets                                                                    $ 117,862,921
===================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $74,717,051/3,723,684 shares)                                     $       20.07
  Class C (based on $13,417,999/821,085 shares)                                       $       16.34
  Class R (based on $22,579,413/1,181,054 shares)                                     $       19.12
  Class Y (based on $7,148,458/321,943 shares)                                        $       22.20
MAXIMUM OFFERING PRICE:
  Class A ($20.07 (divided by) 94.25%)                                                $       21.29
===================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 23

Statement of Operations (unaudited)

For the Six Months Ended 5/31/17

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $110,666)               $      802,686
  Interest (net of foreign taxes withheld of $1,492)                           4,591
-----------------------------------------------------------------------------------------------------
         Total investment income                                                        $    807,277
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $      577,624
  Transfer agent fees
     Class A                                                                  91,364
     Class C                                                                  16,709
     Class R                                                                  30,972
     Class Y                                                                   2,663
  Distribution fees
     Class A                                                                  85,291
     Class C                                                                  58,674
     Class R                                                                  51,906
  Shareholder communications expense                                          39,723
  Administrative expense                                                      41,119
  Custodian fees                                                              92,590
  Registration fees                                                           31,624
  Professional fees                                                           21,277
  Printing expense                                                             8,153
  Fees and expenses of nonaffiliated Trustees                                  3,470
  Miscellaneous                                                               42,652
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $  1,195,811
     Less fees waived and expenses reimbursed
        by Amundi Pioneer Asset Management, Inc. (Amundi
        Pioneer), formerly Pioneer Investment
        Management, Inc. (PIM)                                                               (98,360)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                       $  1,097,451
-----------------------------------------------------------------------------------------------------
        Net investment loss                                                             $   (290,174)
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                      $    3,926,658
     Futures contracts                                                       274,966
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                 (1,357,743)   $  2,843,881
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                      $   18,315,441
     Futures contracts                                                       110,653
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                  1,048,457    $ 19,474,551
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, futures
     contracts and foreign currency transactions                                        $ 22,318,432
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $ 22,028,258
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended
                                                                    5/31/17        Year Ended
                                                                    (unaudited)    11/30/16
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $   (290,174)  $     526,162
Net realized gain (loss) on investments, futures contracts
  and foreign currency transactions                                    2,843,881     (16,979,106)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts and foreign currency
  transactions                                                        19,474,551      22,234,571
-------------------------------------------------------------------------------------------------
       Net increase in net assets resulting
          from operations                                           $ 22,028,258   $   5,781,627
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
       Class A ($0.00 and $0.53 per share, respectively)            $         --   $  (2,346,367)
       Class C ($0.00 and $0.40 per share, respectively)                      --        (380,674)
       Class R ($0.00 and $0.49 per share, respectively)                      --        (704,509)
       Class Y ($0.00 and $0.58 per share, respectively)                      --        (137,213)
-------------------------------------------------------------------------------------------------
       Total distributions to shareowners                           $         --   $  (3,568,763)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                        $ 12,818,127   $  14,077,225
Reinvestment of distributions                                                 --       3,419,408
Cost of shares repurchased                                           (17,884,287)    (28,448,457)
-------------------------------------------------------------------------------------------------
       Net decrease in net assets resulting from
          Fund share transactions                                   $ (5,066,160)  $ (10,951,824)
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                        $ 16,962,098   $  (8,738,960)
NET ASSETS:
Beginning of period                                                 $100,900,823   $ 109,639,783
-------------------------------------------------------------------------------------------------
End of period                                                       $117,862,921   $ 100,900,823
-------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                    $   (479,665)  $    (189,491)
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 25

----------------------------------------------------------------------------------------
                                 Six Months   Six Months
                                 Ended        Ended
                                 5/31/17      5/31/17        Year Ended    Year Ended
                                 Shares       Amount         11/30/16      11/30/16
                                 (unaudited)  (unaudited)    Shares        Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                       300,393     $  5,607,864       532,389   $  8,379,950
Reinvestment of distributions          --               --       150,194      2,279,939
Less shares repurchased          (645,179)     (11,409,106)   (1,053,942)   (16,426,614)
----------------------------------------------------------------------------------------
      Net decrease               (344,786)    $ (5,801,242)     (371,359)  $ (5,766,725)
========================================================================================
Class C
Shares sold                       112,141     $  1,731,595       126,675   $  1,598,774
Reinvestment of distributions          --               --        27,726        347,126
Less shares repurchased          (130,613)      (1,905,347)     (275,202)    (3,481,532)
----------------------------------------------------------------------------------------
      Net decrease                (18,472)    $   (173,752)     (120,801)  $ (1,535,632)
========================================================================================
Class R
Shares sold                       108,641     $  1,907,543       219,086   $  3,245,633
Reinvestment of distributions          --               --        47,246        685,536
Less shares repurchased          (202,536)      (3,423,676)     (479,182)    (7,079,917)
----------------------------------------------------------------------------------------
      Net decrease                (93,895)    $ (1,516,133)     (212,850)  $ (3,148,748)
========================================================================================
Class Y
Shares sold                       167,292     $  3,571,125        48,713   $    852,868
Reinvestment of distributions          --               --         6,377        106,807
Less shares repurchased           (59,148)      (1,146,158)      (84,890)    (1,460,394)
----------------------------------------------------------------------------------------
      Net increase (decrease)     108,144     $  2,424,967       (29,800)  $   (500,719)
========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year         Year        Year       Year
                                                             5/31/17      Ended       Ended        Ended       Ended      Ended
                                                             (unaudited)  11/30/16    11/30/15     11/30/14    11/30/13   11/30/12
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 16.25      $ 15.85     $ 20.92      $  24.06    $  23.24   $  23.10
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.04)(a)  $  0.10(a)  $ (0.01)(a)  $  (0.04)   $   0.14   $   0.13
   Net realized and unrealized gain (loss) on investments       3.86         0.83       (4.35)        (1.61)       0.79       0.11
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  3.82      $  0.93     $ (4.36)     $  (1.65)   $   0.93   $   0.24
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    --      $ (0.53)    $ (0.38)     $  (0.08)   $  (0.11)  $     --
   Net realized gain                                              --           --       (0.33)        (1.41)         --      (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    --      $ (0.53)    $ (0.71)     $  (1.49)   $  (0.11)  $  (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  3.82      $  0.40     $ (5.07)     $  (3.14)   $   0.82   $   0.14
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 20.07      $ 16.25     $ 15.85      $  20.92    $  24.06   $  23.24
===================================================================================================================================
Total return*                                                  23.43%        6.13%     (21.14)%       (6.88)%      3.98%      1.06%
Ratio of net expenses to average net assets (b)                 1.95%**      1.95%       1.95%         1.96%       1.95%      1.95%
Ratio of net investment income (loss) to average net assets    (0.41)%**     0.65%      (0.04)%       (0.19)%      0.55%      0.53%
Portfolio turnover rate                                           76%**        92%         85%          141%         77%       160%
Net assets, end of period (in thousands)                     $74,717      $66,127     $70,351      $104,251    $126,981   $154,064
Ratios with no waiver of fees and assumption of expenses by
   Amundi Pioneer, formerly PIM, and no reduction for fees
   paid indirectly:
   Total expenses to average net assets (b)                     2.18%**      2.28%       2.18%         2.04%       1.96%      2.03%
   Net investment income (loss) to average net assets          (0.64)%**     0.32%      (0.27)%       (0.26)%      0.54%      0.45%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 27

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year           Year         Year       Year       Year
                                                            5/31/17      Ended          Ended        Ended      Ended      Ended
                                                            (unaudited)  11/30/16       11/30/15     11/30/14   11/30/13   11/30/12
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $ 13.30      $ 13.04        $ 17.35      $ 20.32    $ 19.70    $ 19.76
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $ (0.09)(a)  $ (0.03)(a)(c) $ (0.14)(a)  $ (0.22)   $ (0.04)   $ (0.06)
   Net realized and unrealized gain (loss) on investments      3.13         0.69          (3.61)       (1.34)      0.66       0.10
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $  3.04      $  0.66        $ (3.75)     $ (1.56)   $  0.62    $  0.04
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                    $    --      $ (0.40)       $ (0.23)     $    --    $    --    $    --
   Net realized gain                                             --           --          (0.33)       (1.41)        --      (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $    --      $ (0.40)       $ (0.56)     $ (1.41)   $    --    $ (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  3.04      $  0.26        $ (4.31)     $ (2.97)   $  0.62    $ (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 16.34      $ 13.30        $ 13.04      $ 17.35    $ 20.32    $ 19.70
===================================================================================================================================
Total return*                                                 22.86%        5.27%        (21.87)%      (7.69)%     3.15%      0.23%
Ratio of net expenses to average net assets (b)                2.85%**      2.85%          2.85%        2.80%      2.78%      2.75%
Ratio of net investment income (loss) to average net assets   (1.31)%**    (0.24)%        (0.93)%      (1.02)%    (0.27)%    (0.25)%
Portfolio turnover rate                                          76%**        92%            85%         141%        77%       160%
Net assets, end of period (in thousands)                    $13,418      $11,164        $12,523      $18,801    $23,810    $29,771
Ratios with no waiver of fees and assumption of expenses by
   Amundi Pioneer, formerly PIM, and no reduction for fees
   paid indirectly:
   Total expenses to average net assets (b)                    2.93%**      3.06%          2.95%        2.80%      2.78%      2.75%
   Net investment income (loss) to average net assets         (1.39)%**    (0.45)%        (1.03)%      (1.02)%    (0.27)%    (0.25)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

(c) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year         Year       Year      Year
                                                             5/31/17      Ended       Ended        Ended      Ended     Ended
                                                             (unaudited)  11/30/16    11/30/15     11/30/14   11/30/13  11/30/12
--------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 15.51      $ 15.13     $ 20.02      $ 23.11    $ 22.30   $ 22.23
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.06)(a)  $  0.06(a)  $ (0.05)(a)  $ (0.09)   $  0.10   $  0.10
   Net realized and unrealized gain (loss) on investments       3.67         0.81       (4.17)       (1.55)      0.76      0.07
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  3.61      $  0.87     $ (4.22)     $ (1.64)   $  0.86   $  0.17
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    --      $ (0.49)    $ (0.34)     $ (0.04)   $ (0.05)  $    --
   Net realized gain                                              --           --       (0.33)       (1.41)        --     (0.10)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    --      $ (0.49)    $ (0.67)     $ (1.45)   $ (0.05)  $ (0.10)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  3.61      $  0.38     $ (4.89)     $ (3.09)   $  0.81   $  0.07
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 19.12      $ 15.51     $ 15.13      $ 20.02    $ 23.11   $ 22.30
================================================================================================================================
Total return*                                                  23.28%        5.95%     (21.36)%      (7.10)%     3.86%     0.79%
Ratio of net expenses to average net assets (b)                 2.20%**      2.20%       2.20%        2.18%      2.13%     2.13%
Ratio of net investment income (loss) to average net assets    (0.66)%**     0.41%      (0.29)%      (0.40)%     0.37%     0.39%
Portfolio turnover rate                                           76%**        92%         85%         141%        77%      160%
Net assets, end of period (in thousands)                     $22,579      $19,769     $22,510      $33,742    $39,183   $49,013
Ratios with no waiver of fees and assumption of expenses by
   Amundi Pioneer, formerly PIM, and no reduction for fees
   paid indirectly:
   Total expenses to average net assets (b)                     2.36%**      2.41%       2.33%        2.18%      2.13%     2.13%
   Net investment income (loss) to average net assets          (0.82)%**     0.20%      (0.42)%      (0.40)%     0.37%     0.39%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 29

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year           Year       Year      Year
                                                             5/31/17      Ended      Ended          Ended      Ended     Ended
                                                             (unaudited)  11/30/16   11/30/15       11/30/14   11/30/13  11/30/12
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 17.97      $17.47     $ 23.06        $ 26.38    $ 25.46   $ 25.16
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.02)(a)  $ 0.14(a)  $  0.00(a)(b)  $  0.09    $  0.28   $  0.28
   Net realized and unrealized gain (loss) on investments       4.25        0.94       (4.75)         (1.77)      0.90      0.12
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  4.23      $ 1.08     $ (4.75)       $ (1.68)   $  1.18   $  0.40
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    --      $(0.58)    $ (0.51)       $ (0.23)   $ (0.26)  $    --
   Net realized gain                                              --          --       (0.33)         (1.41)        --     (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    --      $(0.58)    $ (0.84)       $ (1.64)   $ (0.26)  $ (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  4.23      $ 0.50     $ (5.59)       $ (3.32)   $  0.92   $  0.30
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 22.20      $17.97     $ 17.47        $ 23.06    $ 26.38   $ 25.46
=================================================================================================================================
Total return*                                                  23.54%       6.44%     (20.96)%        (6.41)%     4.63%     1.61%
Ratio of net expenses to average net assets (c)                 1.70%**     1.76%       1.55%          1.40%      1.38%     1.39%
Ratio of net investment income (loss) to average net assets    (0.20)%**    0.84%       0.01%          0.34%      1.12%     1.10%
Portfolio turnover rate                                           76%**       92%         85%           141%        77%      160%
Net assets, end of period (in thousands)                     $ 7,148      $3,841     $ 4,256        $35,835    $65,655   $62,897
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.01%, 0.00% and 0.00%, respectively.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

Notes to Financial Statements | 5/31/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class C, Class R, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 31 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent

32 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and pursuant to procedures adopted by the Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Amundi Pioneer's, formerly PIM's, fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At May 31, 2017, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.03% of net assets.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 33

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a

34 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash due to the broker as collateral at May 31, 2017 was $772,064 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open for the six months ended May 31, 2017 was $2,714,762.

     At May 31, 2017, open futures contracts were as follows:

     ---------------------------------------------------------------------------------------

                                  Number of                                   Net Unrealized
                                  Contracts      Settlement                   Appreciation
     Description   Counterparty   Long/(Short)   Month        Value           (Depreciation)
     ---------------------------------------------------------------------------------------
     BOVESPA
        Index      UBS AG         (105)          6/17         $(2,038,648)    $(164,007)
     KOS P12-
        Index      UBS AG         38             6/17           2,590,929       279,343
     ---------------------------------------------------------------------------------------
     Total                                                    $   552,281     $ 115,336
     =======================================================================================

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     In addition to meeting the requirements of the Internal Revenue Code, the Fund may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended May 31, 2017, the Fund paid no such taxes.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 35

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of May 31, 2017, the Fund had no reserve related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended November 30, 2016 was as follows:

     --------------------------------------------------------------------------
                                                                           2016
     --------------------------------------------------------------------------
     Distribution paid from:
     Ordinary income                                                 $3,568,763
     Long-term capital gain                                                  --
     --------------------------------------------------------------------------
          Total                                                      $3,568,763
     ==========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2016:

     --------------------------------------------------------------------------
                                                                           2016
     --------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                    $(29,798,844)
     Current year late year currency loss                             (213,706)
     Net unrealized depreciation                                   (18,063,518)
     --------------------------------------------------------------------------
          Total                                                   $(48,076,068)
     ==========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward currency contracts.

36 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Amundi Pioneer Distributor, Inc., formerly Pioneer Funds Distributor, Inc.
     (PFD), the principal underwriter for the Fund, earned $5,023 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2017.

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

I.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 37 and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

Amundi Pioneer, formerly PIM, manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 1.10% of the Fund's average daily net assets up to $1 billion and 1.05% on assets over $1 billion. For the six months ended May 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was 1.10% of the Fund's average daily net assets.

Amundi Pioneer, formerly PIM, has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.95%, 2.85% and 2.20% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. These expense limitations are in effect through April 1, 2018. There can be no assurance that Amundi Pioneer, formerly PIM, will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended May 31, 2017 are reflected on the Statement of Operations. Class Y shares do not have an expense limitation.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $124,538 in management fees, administrative costs and certain other reimbursements payable to Amundi Pioneer, formerly PIM, at May 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended May 31, 2017, such out-of-pocket expenses by class of shares were as follows:

38 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $33,572
Class C                                                                    5,076
Class R                                                                      728
Class Y                                                                      347
--------------------------------------------------------------------------------
  Total                                                                  $39,723
================================================================================

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays Amundi Pioneer Distributor, Inc., formerly PFD, 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays Amundi Pioneer Distributor, Inc., formerly PFD, 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays Amundi Pioneer Distributor, Inc., formerly PFD, 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $41,124 in distribution fees payable to Amundi Pioneer Distributor, Inc., formerly PFD, at May 31, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to Amundi Pioneer Distributor, Inc., formerly PFD. For the six months ended May 31, 2017, CDSCs in the amount of $11,636 were paid to Amundi Pioneer Distributor, Inc., formerly PFD.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 39

5. Forward Foreign Currency Contracts

At May 31, 2017, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended May 31, 2017 was $3,540,748. Open forward foreign currency contracts at May 31, 2017 were as follows:

----------------------------------------------------------------------------------------------------------
                                         In
 Currency                    Currency    Exchange                                Settlement   Unrealized
 Sold        Deliver         Purchased   for              Counterparty           Date         Appreciation
----------------------------------------------------------------------------------------------------------
 USD           (1,488,877)   KRW         1,700,000,000    Deutsche Bank AG       7/13/2017    $  31,317
 USD           (3,737,092)   TWD           114,000,000    Morgan Stanley Co.     7/13/2017       50,550
 USD             (589,001)   MXN            11,192,288    Goldman Sachs & Co.    7/13/2017        6,844
 USD           (3,390,343)   ZAR            48,018,757    Goldman Sachs & Co.    7/13/2017      240,153
 USD           (3,175,334)   INR           207,000,000    Deutsche Bank AG       7/13/2017       16,229
 USD           (1,793,923)   MYR             8,000,000    Goldman Sachs & Co.    7/13/2017       71,037
 NGN         (712,500,000)   USD             2,165,654    Barclays Bank Plc      7/13/2017       10,199
----------------------------------------------------------------------------------------------------------
 Total                                                                                        $ 426,329
==========================================================================================================

----------------------------------------------------------------------------------------------------------
                                         In
 Currency                    Currency    Exchange                                Settlement   Unrealized
 Sold        Deliver         Purchased   for                Counterparty         Date         Depreciation
----------------------------------------------------------------------------------------------------------
 BRL         (33,000,000)    USD             10,097,909     Morgan Stanley Co.   7/13/2017    $ (3,796)
 NGN        (903,000,000)    USD              2,699,153     Morgan Stanley Co.   7/13/2017     (32,602)
 NGN        (284,500,000)    USD                849,254     Deutsche Bank AG     7/13/2017     (11,416)
 USD          (1,704,163)    IDR         22,800,000,000     Morgan Stanley Co    7/13/2017        (866)
----------------------------------------------------------------------------------------------------------
 Total                                                                                        $(48,680)
==========================================================================================================

     BRL - Brazilian Real          MYR - Malaysian Ringgit
     IDR - Indonesian Rupiah       NGN - Nigerian Naira
     INR - Indian Rupee            TWD - New Taiwan Dollar
     KRW - South Korean Won        ZAR - South African Rand
     MXN - Mexican Peso

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of

40 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

$49 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2017, the Fund had no borrowings under the credit facility.

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 41 collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of May 31, 2017.

-------------------------------------------------------------------------------------------------------
                        Derivative
                        Assets
                        Subject to       Derivatives    Non-Cash        Cash           Net Amount
                        Master Netting   Available      Collateral      Collateral     of Derivative
 Counterparty           Agreement        for Offset     Received (a)    Received (a)   Assets (b)
-------------------------------------------------------------------------------------------------------
 Barclays Bank Plc      $    10,199      $         --   $  --           $  --          $ 10,199
 Deutsche Bank AG            47,546           (11,416)     --              --            36,130
 Goldman
  Sachs & Co.               318,034                --      --              --           318,034
 Morgan Stanley Co.          50,550           (37,264)     --              --            13,286
-------------------------------------------------------------------------------------------------------
 Total                  $   426,329      $    (48,680)  $  --           $  --          $377,649
=======================================================================================================

-------------------------------------------------------------------------------------------------------
                        Derivative
                        Liabilities
                        Subject to       Derivatives    Non-Cash        Cash           Net Amount
                        Master Netting   Available      Collateral      Collateral     of Derivative
 Counterparty           Agreement        for Offset     Pledged (a)     Pledged (a)    Liabilities (c)
-------------------------------------------------------------------------------------------------------
 Barclays Bank Plc      $        --      $         --   $  --           $  --          $     --
 Deutsche Bank AG                --                --      --              --                --
 Goldman
  Sachs & Co.                    --                --      --              --                --
 Morgan Stanley Co.          37,264           (37,264)     --              --                --
-------------------------------------------------------------------------------------------------------
 Total                  $    37,264      $    (37,264)  $  --           $  --          $     --
=======================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8. Additional Disclosures about Derivative Instruments and Hedging
   Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

42 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at May 31, 2017 was as follows:


------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                        Foreign
                          Interest       Credit         Exchange           Equity         Commodity
                          Rate Risk      Risk           Rate Risk          Risk           Risk
------------------------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
  of forward foreign
  currency contracts      $  --          $  --          $426,329           $     --       $  --
 Unrealized
  appreciation of
  futures contracts*         --             --                --            279,343          --
------------------------------------------------------------------------------------------------------
Total Value               $  --          $  --          $426,329           $279,343       $  --
======================================================================================================
Liabilities
 Unrealized depreciation
   of forward foreign
   currency contracts     $  --          $  --          $ 48,680           $     --       $  --
 Unrealized
   depreciation of
   futures contracts*        --             --                --            164,007          --
------------------------------------------------------------------------------------------------------
Total Value               $  --          $  --          $ 48,680           $164,007       $  --
======================================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1E). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 43

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at May 31, 2017 was as follows:

---------------------------------------------------------------------------------------------
Statement of Operations
                            Foreign
                            Interest    Credit      Exchange          Equity        Commodity
                            Rate Risk   Risk        Rate Risk         Risk          Risk
---------------------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts          $    --     $    --     $          --     $ 274,966     $    --
 Forward foreign
   currency contracts*           --          --        (1,228,179)           --          --
---------------------------------------------------------------------------------------------
Total Value                 $    --     $    --     $  (1,228,179)    $ 274,966     $    --
=============================================================================================
  Change in net
   unrealized
   appreciation
  (depreciation) on
  Futures contracts         $    --     $    --     $          --     $ 110,653     $    --
  Forward foreign
    currency contracts* --                   --           935,484            --          --
---------------------------------------------------------------------------------------------
Total Value                 $    --     $    --     $     935,484     $ 110,653     $    --
=============================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

44 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years preceding the fiscal year ended June 30, 2017, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended June 30, 2017.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 45

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Reorganization

In July 2017, the Board of Trustees of the Pioneer Funds approved the reorganization of Pioneer Emerging Markets Fund into Pioneer Global Equity Fund. The combined fund will be renamed Pioneer Global Equity Fund. The reorganization is expected to be completed during the fourth calendar quarter of 2017.

46 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

Approval of New and Interim Management Agreements

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Emerging Markets Fund (the Fund) pursuant to an investment management agreement between Amundi Pioneer and the Fund.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund were required to approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Fund at a meeting held on June 13, 2017. The Board of Trustees of the Fund also approved an interim investment management agreement between Amundi Pioneer and the Fund (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Fund did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 47 on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale;
(iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Fund and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and

48 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 49 firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Fund and that are expected to be provided by Amundi Pioneer to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Fund and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Fund, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for

50 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 the Fund's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Fund. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 51 approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with Amundi Pioneer on a regular basis.

The Trustees discussed the Fund's performance with Amundi Pioneer on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted Amundi Pioneer's explanation for the Fund's relative performance and the steps taken by Amundi Pioneer to address the Fund's performance, including increasing the diversification of the Fund's portfolio, investing in larger capitalization companies and reducing the Fund's tracking error relative to its benchmark. It also was noted that the Fund's recent performance was improved relative to its peer group.

The Trustees' regular reviews and discussions, including the steps taken by Amundi Pioneer to address the Fund's performance, were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent

52 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the Fund's management fee was approximately four basis points higher than the median management fee paid by other funds in its Morningstar category. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the fifth quintile relative to its Morningstar category and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that Amundi Pioneer had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 53 is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Fund, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered

54 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 the revenues and profitability of Amundi Pioneer's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Fund, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 55

                          This page is for your notes.

56 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

                          This page is for your notes.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 57

                          This page is for your notes.

58 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

                        This page is for your notes.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17 59

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and Chief
David R. Bock                                 Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley,Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator Amundi
Pioneer Asset Management, Inc., formerly Pioneer Investment
Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc., formerly Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

60 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts, new accounts, prospectuses,
applications and service forms                                    1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]    Amundi Pioneer
          ==============
        ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19387-11-0717

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Emerging Markets Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 28, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 28, 2017



By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 28, 2017


* Print the name and title of each signing officer under his or her signature.